Exhibit 12(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
SECTION 906 OF THE SARBANES-OXLEY ACT

I, Kaison Luk, Principal Executive Officer of CSOP ETF Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant for the annual period ended September 30, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 9, 2015	/s/ Kaison Luk
Kaison Luk, Principal Executive Officer
(principal executive officer)

Exhibit 12(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
SECTION 906 OF THE SARBANES-OXLEY ACT

I, Monique Labbe, Treasurer and Principal Financial Officer of CSOP ETF Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant for the annual period ended September 30, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 9, 2015	/s/ Monique Labbe
Monique Labbe, Treasurer and
Principal Financial Officer
(principal financial officer)